Exhibit 99.1

Contacts:	For Media:	John Calagna
(212) 578-6252

	For Investors:	John McCallion
(212) 578-7888

METLIFE COMMENTS ON FEDERAL RESERVE’S

COMPREHENSIVE CAPITAL ANALYSIS AND REVIEW

NEW YORK, March 13, 2012 – MetLife, Inc. (NYSE: MET) today issued the following statement regarding its participation in the Federal Reserve’s 2012 Comprehensive Capital Analysis and Review (CCAR) and the objection by the Federal Reserve to the company’s incremental capital distribution plan:

“MetLife is financially strong and well positioned for both the current environment and a potential further economic downturn. We are deeply disappointed with the Federal Reserve’s announcement. We do not believe that the bank-centric methodologies used under the CCAR are appropriate for insurance companies, which operate under a different business model than banks,” said Steven A. Kandarian, chairman, president and chief executive officer of MetLife, Inc. “The established ratios used to measure insurance company capital adequacy, such as the NAIC’s risk-based capital ratio, show that MetLife is financially strong. At year-end 2011, MetLife had a consolidated risk-based capital ratio of 450%, well in excess of regulatory minimums.

“At year-end 2011, MetLife had excess capital of $3.5 billion. We project our excess capital will grow to $6 billion to $7 billion at year-end 2012, before any capital distribution actions. It continues to be our strong belief that excess capital should be returned to shareholders and we remain fully committed to doing so,” continued Kandarian. “In the capital plan we submitted, we requested approval for $2 billion in stock repurchases and an increase of MetLife’s annual common stock dividend from $0.74 per share to $1.10 per share.”

MetLife continues on track with its plan to cease being a bank holding company by the end of the second quarter of 2012. In addition to winding down the forward mortgage business of MetLife Bank, the company previously reached agreements to sell its depository and warehouse finance businesses.

“MetLife emerged from the 2008-2009 financial crisis in a position of strength, and was the only one of the top 19 bank holding companies that did not participate in the government’s Troubled Asset Relief Program. Today, we continue to demonstrate significant financial strength,” added Kandarian.

While MetLife’s business activities are predominantly in the insurance sector, by virtue of its ownership of MetLife Bank, it is a bank holding company. As one of the largest 19 bank holding companies by assets, MetLife was required to participate in the 2012 CCAR, and as a bank holding company with more than $50 billion in assets, it also was required to submit its capital plan to the Federal Reserve for review.

MetLife, Inc. is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers in over 50 countries. Through its subsidiaries and affiliates, MetLife holds leading market positions in the United States, Japan, Latin America, Asia Pacific, Europe and the Middle East. For more information, visit www.metlife.com.

Forward-Looking Statements

This press release may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) difficult conditions in the global capital markets; (2) concerns over U.S. fiscal policy and the trajectory of the national debt of the U.S., as well as rating agency downgrades of U.S. Treasury securities; (3) uncertainty about the effectiveness of governmental and regulatory actions to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (4) increased volatility and disruption of the capital and credit markets, which may affect our ability to seek financing or access our credit facilities; (5) impact of comprehensive financial services regulation reform on us; (6) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (7) exposure to financial and capital market risk, including as a result of the disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (8) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect our ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (10) investment losses and defaults, and changes to investment valuations; (11) impairments of goodwill and realized losses or market value impairments to illiquid assets; (12) defaults on our mortgage loans; (13) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (14) our ability to address unforeseen liabilities, asset impairments, or rating actions arising from acquisitions or dispositions, including our acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) and to successfully integrate and manage the growth of acquired businesses with minimal disruption; (15) uncertainty with respect to the outcome of the closing agreement entered into with the United States Internal Revenue Service in connection with the acquisition of ALICO; (16) the dilutive impact on our stockholders resulting from the settlement of common equity units issued in connection with the acquisition of ALICO or otherwise; (17) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (18) downgrades in our claims paying ability, financial strength or credit ratings; (19) ineffectiveness of risk management policies and procedures; (20) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (21) discrepancies between actual claims experience and assumptions used in setting prices for our products and establishing the liabilities for our obligations for future policy benefits and claims; (22) catastrophe losses; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (24) unanticipated changes in industry trends; (25) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (26) changes in accounting standards, practices and/or policies; (27) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (28) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (29) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (30) adverse results or other consequences from litigation, arbitration or regulatory investigations; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (33) regulatory, legislative or tax changes relating to our insurance, banking, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on our disaster recovery systems, cyber-or other information security systems and management continuity planning; (35) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; and (36) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

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